Goodwill Disclosure	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill Disclosure

Note 10 : Goodwill

As part of the purchase accounting for the Merger, we recorded $10.5 billion of goodwill representing the excess purchase price over the fair value of the other identified assets and liabilities. During the year ended December 31, 2008, we recognized approximately $4.3 billion of impairment charges relating to our goodwill, including impairment losses of $795 million on our goodwill assigned to our timeshare reporting unit, which had no remaining goodwill assigned to that reporting unit as of December 31, 2013, 2012 and 2011. In the fourth quarter of each year, we performed our annual assessment for impairment and concluded that there was no impairment of our goodwill for the years ended December 31, 2013, 2012 and 2011. Changes to our goodwill during the years ended December 31, 2013, 2012 and 2011 were due to foreign currency translations. Our goodwill balances, by reporting unit, were as follows:

	Ownership	Management and Franchise	Total
	(in millions)
Goodwill	$4,555	$5,147	$9,702
Accumulated impairment losses	(3,527)	—	(3,527)

Balance as of December 31, 2011	1,028	5,147	6,175

Foreign currency translation	4	18	22

Goodwill	4,559	5,165	9,724
Accumulated impairment losses	(3,527)	—	(3,527)

Balance as of December 31, 2012	1,032	5,165	6,197

Foreign currency translation	4	19	23

Goodwill	4,563	5,184	9,747
Accumulated impairment losses	(3,527)	—	(3,527)

Balance as of December 31, 2013	$1,036	$5,184	$6,220